UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23681

TAX-FREE FIXED INCOME FUND II FOR PUERTO RICO RESIDENTS, INC.

(Exact name of registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copies to:

Jesse C. Kean Carla G. Teodoro Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Owen Meacham UBS Business Solutions US LLC One North Wacker Drive Chicago, IL 60606

Registrant’s telephone number, including area code: (787) 250-3600

Date of fiscal year end:  September 30

Date of reporting period: October 1, 2021 to September 30, 2022

Item 1.  Report to Stockholders.

(a)        The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

2022 ANNUAL REPORT

LETTER TO SHAREHOLDERS

Dear Shareholders:

The Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc. (the “Fund”) is pleased to present the Letter to Shareholders for the fiscal year ended September 30, 2022.

During the fiscal year, the Federal Reserve Board (“Fed”) began a tightening cycle of its interest rate policy. It started at its December 2021 meeting, when the Fed modified its assessment of inflation, removing the word temporary from the assessment and signaling the beginning of the tightening cycle. At is March 2022 meeting the Fed raised short-term interest rates by 0.25% for the first time since the start of the Covid-19 pandemic in 2020. This increase was followed by larger increases of 0.50% in May and 0.75% in June, July and September. The Fed remains strongly committed to returning inflation to its 2% objective. At September 30, 2022, the Fed Funds rate was 3.00% to 3.25%. The Fed Funds market expect additional Fed Funds increases in each of the new two Fed meetings above 4% by the end of calendar year 2022.

Russia’s invasion of Ukraine has caused additional disruptions to the world economy. The war caused additional upward pressure on energy prices and supply chain disruptions. The toll on civilians has been enormous. There is no peaceful end in sight. Risks remain elevated and volatility is high.

The effect of these events was an increase in interest rates and an inversion of the yield curve. The yield of the two-year note increased 4.00% from 0.28% at September 30, 2021 to 4.28% at September 30, 2022. The yield of the ten-year note increased 2.34%, from 1.49% at the beginning of the year to 3.83% at year-end. The yield curve is inverted 45 basis points. The dollar appreciated against all major currencies, the Euro and the British pound are trading at levels last seen more than 20 years ago.

The Tittle III re-structuring plan for most of the Commonwealth’s remaining debt became effective on March 15, 2022. This plan included the General Obligations and Public Building Authority debt, Pension Obligation Bonds and several other smaller agencies. The Puerto Rico Electric Power Authority is the last agency remaining to be restructured when; the Commonwealth rejected the proposed re-structuring agreement with bondholders. Mediation has failed to resolve the issues among the parties and on September 28, 2022, the Federal Court ordered the Fiscal Board to submit a new plan by December 1, 2022. Please refer to the Management Discussion section for details on the impact on the Fund of the re-structuring of the Puerto Rico bond holdings.

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Hurricane Fiona hit Puerto Rico as a Category 1 hurricane on September 18, 2022. Several rivers rose to historic levels causing widespread flooding. Although power has been restored to the majority of customers, the Island is experiencing disruptions to its electric service. It is too early to determine the full extent of the impact of Hurricane Fiona on the economy.

The combination of persistent high inflation, an inverted yield curve, increased risks of a possible recession in the U.S., and the continued elevated geopolitical risks present a challenging environment for the management of the Fund. Notwithstanding, the Investment Adviser remains committed to looking for investment opportunities within the allowed parameters while providing professional management services to the Fund for the benefit of its shareholders

Sincerely,

Leslie Highley, Jr.
Managing Director for the
UBS Asset Managers of Puerto Rico,
a division of UBS Trust Company of
Puerto Rico, as Investment Adviser

2

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANIES ACT OF 1940

The Fund is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and registered as an investment company under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”). , as of May 14, 2021. Prior thereto, it was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended its current offerings of securities, pending its registration under the U.S. Securities Act of 1933, as amended, absent an applicable exception.

FUND PERFORMANCE*

The following table shows performance for the fiscal year ended September 30, 2022.

One Year

Based on market price	(41.26%)
Based on net asset value (“NAV”)	(11.88%)

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The following table provides summary data on the Fund’s dividends, NAV and market prices for the year and as of year-end:

Dividend yield-based on market at year-end	8.85%
Dividend yield based on NAV at year-end	3.72%

*	The following discussion contains financial terms that are defined in the attached Glossary of Fund Terms.

3

NAV as of September 30, 2022	$1.97
Market Price as of September 30, 2022	$0.83
Premium (discount) to NAV	(57.9%)

The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. All monthly dividends paid by the Fund during the fiscal year were paid from net investment income. The basis of the distributions is the Fund’s net investment income for tax purposes. See Note 9 to the Financial Statements for a reconciliation of book and tax income.

The Fund’s investment portfolio is comprised of various security classes. The Investment Adviser considers numerous characteristics of each asset class, in an effort to meet the Fund’s investment objective. Many securities in which the Fund has invested have call dates prior to the final maturity.

Figure 1 below reflects the breakdown of the investment portfolio as of September 30, 2022. For details of the security categories below, please refer to the enclosed Schedule of Investments.

The largest Puerto Rico municipal bond holdings in the portfolio, representing 34.73% of the portfolio are the new-issue Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds. The newly exchanged bonds are secured by 53.65% of the pledged sales and use tax through 2058, which amount to $420 million for fiscal year 2019, and increase by 4% each year thereafter, capping out at $992.5 million in fiscal year 2041. During the year, the valuation of the bonds decreased as a result of the increase in yields of fixed income securities. As of September 30, 2022, $422.5 million, or 85.9% of the required $491.6 million transfer to the COFINA reserve for the Commonwealth fiscal year ending June 30, 2023, had already been transferred to the COFINA trustee. Notwithstanding the

4

impact of Hurricane Fiona, the debt service reserve is projected to be fully funded during the month of October, same as last year.

The most recent Plan of Adjustment (the “Plan of Adjustment”), which restructured most of the debt of the Commonwealth of Puerto Rico (the “Commonwealth”) remaining in the Title III process of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) and which included Pension Obligation Bonds issued by the Employees Retirement System of the Government of the Commonwealth (“ERS,” and the “ERS Bonds”) and were a substantial Fund holding, was approved by the U.S. Federal District Court on January 18, 2022. The Plan of Adjustment was subsequently declared effective and consummated on March 15, 2022. The Plan of Adjustment incorporated the stipulation executed on April 2, 2021 between the Financial Oversight and Management Board for Puerto Rico (the “Oversight Board”) and certain holders of ERS Bonds (the “ERS Stipulation”), which resolved the claims of the ERS bondholders and stayed all pending litigation pertaining to the ERS Bonds.

Under the ERS stipulation, the holders of allowed claims on the ERS Bonds received a total of $373 million in cash in settlement of their claims in respect of the ERS Bonds. These holders (including the Fund) were also conveyed an interest in a trust, the sole assets of which was comprised of a certain ERS private equity portfolio. From the Effective Date until April 10, 2023, the Commonwealth had the option to purchase these Fund’s interests in this ERS private equity portfolio. The Fund recognized its pro-rata share in this ERS private equity portfolio as a Plan of Adjustment receivable amounting to $2,005,820. Prior to the Plan of Adjustment, the Fund had an unrealized loss amounting to $78,558,515. Based on the effect of the Plan of Adjustment during the year, the Fund had a realized loss of $77,898,093, which resulted in a net impact of $660,422 in the Fund’s Statement of Operations. The Fund did not own any other bonds re-structured by the plan.

The Fund owns eight hundred thousand, $25 par value preferred shares of Universal Insurance, the largest casualty insurer in Puerto Rico. The Fund has held these shares since they were issued in 2004. The valuation decreased due to the increase in long-term yields during the year.

The U.S. portfolio is composed of U.S. agencies and U.S. municipal bonds. The U.S. Agencies represent 40.51% of the portfolio and the U.S. municipal bonds represent 4.87%. Both the U.S. Agencies and U.S. municipal bonds decreased in value based on the increase in yields during the year. The rating of the Illinois General Obligation Bonds was upgraded during the year.

The NAV of the Fund decreased $0.34 during the year from $2.31 at the beginning of the year to $1.97 at end of the year. As discussed above, the portfolio decreased in value based on the increase in yields of fixed income securities. At year-end the Fund indicated market value was a 57.9% discount to its NAV, an increase from a discount of 36.8% in 2021.

5

FUND HOLDINGS SUMMARIES

The following tables show the allocation of the portfolio using various metrics as of the end of the fiscal year. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)		Geographic Allocation (% of Total Portfolio)

Sales and Use Tax	34.73%
Revenue bonds	0.72%
Corporates and Preferred	19.89%	Puerto Rico	54.62%
U.S. Agencies	40.51%	U.S.	45.38%
General Obligations	4.15%	Total	100.00%
Total	100.00%

The following table shows the ratings of the Fund’s portfolio as of September 30, 2022. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (“Fitch”), Moody’s Investors Service (“Moody’s”), and S&P Global Ratings (“S&P”). Ratings are subject to change.

Rating (% of Total Portfolio)	Percent

AAA	40.51%
AA	0.72%
BBB	4.15%
Below BBB	19.89%
Not Rated	34.73%
Total	100.00%

The Not-Rated category is comprised of the new-issue COFINA bonds issued in 2019. The bonds were issued without a rating from any of the agencies pending a determination by the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of September 30, 2022, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not consider the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligations to update publicly the views expressed herein.

6

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund enters into collateralized repurchase agreements with major institutions in the U.S. and/or issues Tax Exempt Secured Obligations (“TSO”) in the local market. Both are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days; the borrowing rate variable and based of short-term rates. The TSOs are rated F-1 in accordance with Fitch Ratings published rating guidelines. As stated above, the TSO program was discontinued in May 2021 pending registration to the 1940 Act.

As of September 30, 2022, the Fund had the following leverage outstanding:

Repurchase Agreements	$10,425,000
Leverage Ratio	14.26%

Refer to the Schedule of Investments for a detail of the pledged securities and to Notes 5 to the Financial Statements for further details on outstanding leverage during the year.

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GLOSSARY OF FUND TERMS

Bond - security issued by a government or corporation that obligates the issuer to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

Closed-end fund - a fund that issues a fixed amount of common stock.

Coupon- the interest rate that a bond promises to pay over its life, expressed as a percent over its face value.

Dividend - a per-share distribution of the income earned from a fund’s portfolio holdings. When a dividend distribution is made, a fund’s net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund’s assets.

Expense ratio- the percentage of a fund’s average net assets attributable to common shareholders used to pay fund operating expenses. The expense ratio takes into account, investment management fees, administration fees as well as other operating expenses such as legal, audit, insurance and shareholder communications.

Maturity- the date on which the face value of a bond must be repaid. For a portfolio it is represented in years and measures the average length to maturity of all the bonds in the portfolio. This measure does not take into account embedded options in the bonds comprising the portfolio.

Net Asset Value (NAV) Per Share – the NAV per share is determined by subtracting the fund’s total liabilities from its total assets, and dividing that amount by the number of fund shares of Common Stock outstanding.

Notional amount - refers to the specified dollar amount of the swap in which the exchange of interest payment is based.

Premium/Discount- the difference between the bid price of the shares of a fund and their NAV. In a case of a premium, the bid price is above the NAV. In the case of a discount, the bid price is below the NAV. These amounts can be expressed as numerical values or percentages. The higher the percentage, the larger the difference (positive or negative) between the market price and the NAV of a fund.

Total Investment Return - the change in value of a fund investment over a specified period of time, taking into account the change in a fund’s market price and the reinvestment of all fund distributions.

Turnover Ratio – the turnover ratio represents the fund’s level of trading activity. The Fund divides the lesser of purchases or sales (expressed in dollars and excluding all securities with maturities of less than one year) by the Fund’s average monthly assets.

Undistributed income- the net income of a fund that has not been distributed to common shareholders as of the latest available audited financial statements. In the case of the target maturity type-funds, it also includes the amounts to be distributed after the target date to return the initial (i.e. $10) investment.

TAX-FREE FIXED INCOME FUND II FOR PUERTO RICO RESIDENTS, INC.

The following table includes selected data for a share outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

FINANCIAL HIGHLIGHTS

			For the fiscal year ended September 30, 2022	For the fiscal year ended September 30, 2021
Increase (Decrease) in Net Asset Value:
Per Share		Net asset value applicable to common stock, beginning of period	$2.31	$2.36
Operating		Net investment income (a)	0.09	0.09
Performance:		Net realized loss and unrealized appreciation (depreciation) from investments (a)	(0.36)	(0.06)
		Total from investment operations	(0.27)	0.03
		Less: Dividends from net investment income to common shareholders	(0.07)	(0.08)
		Discount on repurchase of common stock	-	0.00 *
		Net asset value applicable to common stock, end of period	$1.97	$2.31

		Market value, end of period (b)	$0.83	$1.46

Total	(b) (f)	Based on market value per share	(41.26)%	0.51%
Investment
Return:	(f)	Based on net asset value per share	(11.88)%	2.42%

Ratios:	(c) (d) (e)	Net expenses to average net assets applicable to common shareholders - net of waived fees	1.41%	0.98%
	(c) (d)	Gross expenses to average net assets applicable to common shareholders	2.01%	1.59%
	(c)	Gross operating expenses to average net assets applicable to common shareholders	1.92%	1.56%
	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	0.09%	0.03%
	(c) (e)	Net investment income to average net assets applicable to common shareholders - net of waived fees	3.84%	3.71%

Supplemental Data:		Net assets applicable to common shareholders, end of period (in thousands)	$60,909	$71,176

	(g)	Portfolio turnover	0.00%	0.00%

	(g)	Portfolio turnover excluding the proceeds from calls and maturities of portfolio securities and the proceeds from mortgage-backed securities paydowns	0.00%	0.00%

	*	Discount on repurchase of common stock represents an amount that rounds to zero. Refer to Note 3.

	(a)	Based on average outstanding common shares of 30,854,041 and 30,844,143 for the fiscal years ended September 30, 2022 and 2021, respectively.

	(b)	Period end market values provided by UBS Financial Services, Inc., a dealer of the Fund’s shares and an affiliated party. The market values shown may reflect limited trading in the shares of the Fund.

	(c)	Based on average net assets applicable to common shareholders of $69,728,651 and $73,214,657 for the fiscal years ended September 30, 2022 and 2021, respectively.

	(d)	Expenses include both operating and interest and leverage related expenses.

	(e)	The effect of the expenses waived for the fiscal year ended September 30, 2022 and 2021 was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets by 0.59% and 0.61%, respectively.

	(f)	Dividends are assumed to be reinvested at the per share market value or net asset as defined in the dividend reinvestment plan.

	(g)	Portfolio turnover calculation excludes transactions related to the restructuring of Employee Retirement System Bonds.

The accompanying notes are an integral part of these financial statements.

TAX-FREE FIXED INCOME FUND II FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS					September 30, 2022

Face Amount		Issuer	Coupon	Maturity Date	Value
Puerto Rico Agencies Bonds and Notes - 33.94% of net assets applicable to common shareholders, total cost of $23,562,727
$487,000	C	Puerto Rico Sales Tax	4.50%	07/01/34	$455,253
451,000	C	Puerto Rico Sales Tax	4.55%	07/01/40	400,747
3,316,000	C	Puerto Rico Sales Tax	4.75%	07/01/53	2,832,070
10,616,000	C	Puerto Rico Sales Tax	5.00%	07/01/58	9,371,826
4,591,000	C	Puerto Rico Sales Tax	4.33%	07/01/40	3,965,586
137,000	C	Puerto Rico Sales Tax	4.54%	07/01/53	112,800
3,746,000	C	Puerto Rico Sales Tax	4.78%	07/01/58	3,150,719
460,000	C	Puerto Rico Sales Tax	4.55%	07/01/40	384,109
$23,804,000					$20,673,110

Puerto Rico Agencies Zero Coupons Bonds - 5.98% of net assets applicable to common shareholders, total cost of $4,570,194
$9,512,000	C	Puerto Rico Sales Tax	0.00%	07/01/46	$2,144,414
9,217,000	C	Puerto Rico Sales Tax	0.00%	07/01/51	1,500,435
$18,729,000					$3,644,849

Shares
Puerto Rico Preferred Stock - 22.86% of net assets applicable to common shareholders, total cost of $11,800,000
800,000	A	Universal Group Inc. Class B Cumulative Perpetual Monthly Income Preferred Stock	7.15%	Perpetual	$13,924,000

Face Amount
US Government, Agency and Instrumentalities - 46.57% of net assets applicable to common shareholders, total cost of $34,950,899
$1,000,000		Federal Farm Credit	2.09%	06/18/40	$670,567
1,000,000		Federal Farm Credit	4.14%	08/02/38	903,175
500,000		Federal Farm Credit	5.05%	08/18/42	471,182
5,500,000	B	Federal Farm Credit	4.85%	04/28/42	5,182,606
7,000,000	B	Federal Farm Credit	5.48%	06/27/42	6,598,165
1,000,000		Federal Home Loan Bank	5.11%	08/15/42	938,174
2,300,000	B	Federal Home Loan Bank	5.20%	09/28/37	2,308,202
1,100,000		Federal Home Loan Bank	6.30%	10/06/42	1,103,201
7,000,000		Federal Home Loan Bank	2.17%	06/08/40	4,687,543
8,000,000		Federal Home Loan Bank	2.20%	06/30/45	4,915,800
525,000		Federal Home Loan Bank	5.50%	07/15/36	586,571
$34,925,000					$28,365,186

US Municipals - 5.60% of net assets applicable to common shareholders, total cost of $3,305,270
$2,055,000		State of Illinois General Obligations	7.10%	07/01/35	$2,161,504
250,000		State of Illinois General Obligations	5.15%	01/01/24	249,498
250,000		State of Illinois General Obligations	5.25%	01/01/25	248,145
250,000		State of Illinois General Obligations	5.35%	01/01/26	247,679
500,000	D	Dormitory Authority of the State of New York	5.29%	03/15/33	504,221
$3,305,000					$3,411,047

Total investments (114.95% of net assets applicable to common shareholders)					$70,018,192
Other Assets and Liabilities, net (-14.95% of net assets applicable to common shareholders)					(9,109,154)
Net assets applicable to common shareholders - 100%					$60,909,038

Securities sold under repurchase agreements - 17.12% of net assets applicable to common shareholders
$10,425,000		Repurchase Agreements with Amherst Pierpoint			$10,425,000
		2.99%-3.27% dated September 13 and 28, 2022 due October 11, 2022 (Collateralized by US Government, Agency and Instrumentalities with a face value of $11,845,000 and a fair value of $11,304,500; 4.85% - 5.48%, with maturity dates from September 28, 2037 to June 27, 2042)

	A	This security is a Private Placement and is valued by the Valuation Committee. Significant unobservable inputs were used in the valuation of this security and is classified as Level 3. See Note 1 for further information.

	B	A portion or all of the security has been pledged as collateral for securities sold under repurcharse agreements.

	C	Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the corresponding agency as specified in the applicable prospectus. These bonds are not obligations of the Commonwealth of Puerto Rico.

	D	Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the corresponding agency as specified in the applicable prospectus.

The accompanying notes are an integral part of these financial statements.

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

STATEMENT OF ASSETS AND LIABILITIES	September 30, 2022

Assets:	Investments in securities:
	Securities pledged as collateral on repurchase agreements at value,
	which has the right to be repledged (identified cost - $11,845,000)		$11,304,500
	Other securities, at value (identified cost - $66,344,090)		58,713,692
			$70,018,192
	Cash		244,951
	Interest receivable		666,559
	Dividend receivable		119,167
	Plan of Adjustment (Private Equity Portfolio) receivable		2,005,820
	Prepaid expenses and other assets		29,748
	Total assets		73,084,437

Liabilities:	Securities sold under repurchase agreements		10,425,000
	Payable for investment purchased		1,100,000
	Dividends payable to common shareholders		192,871
	Directors fee payable		6,000
	Payables:
	Interest and leverage expenses	12,743
	Investment advisory fees	15,039
	Administration, custody, and transfer agent fees	9,417	37,199
	Accrued expenses and other liabilities		414,329
	Total liabilities		12,175,399

Net Assets Applicable to Common Shareholders:			$60,909,038

Net Assets Applicable to Common Shareholders consist of:	Paid-in-Capital ($0.01 par value, 88,000,000 shares authorized, 30,859,377 issued and outstanding)		$426,072,104
	Total Distributable Earnings (Accumulated Loss) (Note 1 and 9)		(365,163,066)
	Net assets applicable to common shareholders		$60,909,038
	Net asset value applicable to common shares - per share; 30,859,377 shares outstanding		$1.97

The accompanying notes are an integral part of these financial statements.

TAX-FREE FIXED INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF OPERATIONS

		For the fiscal year ended September 30, 2022

Investment Income:	Interest	$2,232,313
	Dividends	1,430,000
		3,662,313

Expenses:	Interest and leverage related expenses	57,289
	Investment advisory fees	562,374
	Administration, custody, and transfer agent fees	140,803
	Professional fees	375,906
	Directors’ fees and expenses	28,753
	Insurance expense	66,860
	Reporting expenses	138,813
	Other	27,647
	Total expenses	1,398,445

	Waived investment advisory, administration, custodian and transfer agent fees	(413,038)

	Net expenses after waived fees by investment adviser, administration, custodian and transfer agent	985,407

Net Investment Income:		2,676,906

Realized Loss and	Net realized loss on investments	(74,726,903)
Unrealized Appreciation	Change in net unrealized appreciation (depreciation) on investments	64,021,464
(Depreciation) on Investments:	Total net realized and unrealized loss on investments	(10,705,439)

	Net decrease in net assets resulting from operations	$(8,028,533)

The accompanying notes are an integral part of these financial statements.

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

		For the fiscal year ended September 30, 2022	For the fiscal year ended September 30, 2021

Increase (Decrease) in Net Assets:
	Net investment income	$2,676,906	$2,715,198

	Net investment income	$2,676,906	$2,715,198
	Net realized loss on investments	(74,726,903)	(157,731)
	Change in net unrealized appreciation (depreciation) on investments	64,021,464	(1,777,540)

	Net (decrease) increase in net assets resulting from operations	(8,028,533)	779,927

Dividends to Common
Shareholders From:	Net investment income	(2,262,652)	(2,467,550)

Capital Share	Reinvestment of dividends on common shares	24,704	26,942
Transactions:	Repurchase of common shares	-	(13,217)

		24,704	13,725

Net Assets:	Net decrease in net assets applicable to common shareholders	(10,266,481)	(1,673,898)

	Net assets at the beginning of the year	71,175,519	72,849,417

	Net assets at the end of the year	$60,909,038	$71,175,519

The accompanying notes are an integral part of these financial statements.

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

STATEMENT OF CASH FLOWS

Increase (Decrease) in Cash		For the fiscal year ended September 30, 2022

Cash Used in	Net decrease in net assets from operations	$(8,028,533)

Operations:	Adjusted by:
	Purchases of portfolio securities	(16,300,000)
	Proceeds from restructuring of Employees Retirement System Bonds	15,817,114
	Legal expenses related to Puerto Rico bond restructurings	(65,258)
	Net realized loss on investments	74,726,903
	Change in net unrealized (appreciation) depreciation on investments	(64,021,464)
	Amortization and accretion of premiums and discounts on investments	(244,337)
	Increase in interest and dividends receivable	(224,074)
	Increase in Plan of Adjustment (Private Equity Portfolio) receivable	(2,005,820)
	Increase in prepaid expenses and other assets	(1,354)
	Increase in interest payable	11,912
	Decrease in directors fee payable	(40)
	Decrease in investment advisory fees payable	(27,992)
	Decrease in administration, custody, and transfer agent fees payable	(9,526)
	Decrease in accrued expenses and other liabilities	(207,060)

	Total cash used in operations	(579,529)

Cash Provided by	Securities sold under repurchase agreements proceeds	78,814,000
Financing Activities:	Securities sold under repurchase agreements repayments	(76,039,000)
	Dividends to common shareholders paid in cash	(2,250,734)

	Total cash provided by financing activities	524,266

Cash:	Net decrease in cash for the year	(55,263)
	Cash at the beginning of the year	300,214

	Cash at the end of the year	$244,951

Cash Flow
Information:	Cash paid for interest and leverage related expenses	$45,377

	Non-cash activities-dividends reinvested by common shareholders	$24,704

The accompanying notes are an integral part of these financial statements.

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2022

1.	Reporting Entity and Significant Accounting Policies

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc. (the “Fund”) is a non-diversified, closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Investment Companies Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended (the “Puerto Rico Investment Companies Act”). The Fund was incorporated on January 8, 2004 and commenced operations on January 23, 2004. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBSTC”), is the Fund’s Investment Adviser (the “Investment Adviser”). UBSTC is also the Fund’s Administrator (“Administrator”).

The Fund’s investment objective is to provide current income, consistent with the preservation of capital.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended the current offerings of its securities, pending the registration of the securities under the U.S. Securities Act of 1933, as amended, absent an exception.

Certain charter provisions of the Fund might be void and unenforceable under the 1940 Act including, without limitation, provisions (i) permitting indemnification of officers and directors to the fullest extent permitted by Puerto Rico law, (ii) setting forth the required vote for changes to fundamental policies of the Fund, and (iii) stating that, to the fullest extent permitted by Puerto Rico law, no officer or director will be liable to the Fund or shareholders.

The Fund is considered an investment company under the generally accepted accounting principles in the United States of America (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standard Board (“FASB”) Accounting Standards Codification 946 (“ASC 946”), Financial Services-Investment Companies.

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The accompanying financial statements of the Fund have been prepared on the basis of GAAP. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Net Asset Value Per Share

The Net Asset Value (“NAV”) per share of the Fund is determined by the Administrator on Wednesday of each week after the close of trading on the New York Stock Exchange (“NYSE”) or, if

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2022

such day is not a business day in New York City and Puerto Rico, on the next succeeding business day, and at month-end if such date is not a Wednesday. The net asset value per share is computed by dividing the assets of the Fund less its liabilities, by the number of outstanding shares of the Fund.

Valuation of Investments

All securities are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by the Fund’s management and the Board of Directors. In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, could be based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and, thus, might not have a readily ascertainable market value and may have periods of illiquidity. Certain securities of the Fund for which quotations are not readily available from any source, are valued at fair value by or under the direction of the Investment Adviser utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board of Directors. The policies and procedures set forth the mechanisms and processes to be employed on a weekly basis related to the valuation of portfolio securities for the purpose of determining the net asset value of the Fund. The Committee reports to the Board of Directors on a regular basis. At September 30, 2022, one (1) security representing 19.89% of total investment securities fair values was determined by the Committee.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosures surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three (3) broad levels listed below:

●

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the assets occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

●

Level 2 - Significant inputs other than quoted prices that are observable (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.), either directly or indirectly.

●

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2022

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs and methodology used for valuing securities or level assigned are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Puerto Rico Agencies Bonds and Notes: Obligations of Puerto Rico and political subdivisions are segregated and those with similar characteristics are then divided into specific sectors. The values for these securities are obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves (including, but not limited to, Treasury benchmarks, and swap curves), and discount and capital rates. These bonds are classified as Level 2.

Puerto Rico Preferred Stock: Non-convertible preferred stock is valued by the Investment Adviser taking into consideration the present value of all the future expected dividend payments. Additional factors are also taken into consideration by the Investment Adviser, including the credit rating of the issuer, the issuer’s financial situation, trade data, the economic terms and the liquidity of the preferred stock as compared to other issues, among other factors. Issues with less liquidity are classified as Level 3.

Obligations of U.S. Government Sponsored Entities, State, and Municipal Obligations: The fair value of obligations of U.S. Government sponsored entities, state, and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the portfolio by inputs used as of September 30, 2022, in valuing the Fund’s investments carried at fair value:

	Investments in Securities
	Level 1	Level 2	Level 3	Balance 9/30/2022

Puerto Rico Agencies Bonds and Notes	$-	$24,317,959	$-	$24,317,959
Puerto Rico Preferred Stock	-	-	13,924,000	13,924,000
US Government, Agency and Instrumentalities	-	28,365,186	-	28,365,186
US Municipals	-	3,411,047	-	3,411,047

	$-	$56,094,192	$13,924,000	$70,018,192

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2022

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Level 3 Investment Securities
	Balance as of 9/30/2021	Realized gain (loss)	Change in Unrealized (depreciation)/ appreciation	Net amortization accretion	Purchases	Sales/Calls	Paydowns	Transfers in (out) to Level 3	Balance as of 9/30/2022

Universal Group Inc. Class B Cumulative Perpetual Monthly Income Preferred Stock	$15,376,800	$-	$(1,452,800)	$-	$-	$-	$-	$-	$13,924,000

Quantitative Information about Level 3 Fair Value Measurements:

	Fair Value at September 30, 2022	Valuation Technique	Unobservable Inputs		Price

Universal Group Inc. Class B Cumulative Perpetual Monthly Income Preferred Stock	$13,924,000	Discounted Cash Flow	Discounted Yield	10.27%	$17.41

Significant changes in all unobservable inputs of the pricing process would result in an inverse relationship in the fair value of the security.

Changes in unrealized appreciation (depreciation) included in the Statement of Operations relating to investments classified as Level 3 that are still held at September 30, 2022, amounted to a net unrealized depreciation of $1,452,800.

There were no transfers into or out of Level 3 during the year ended September 30, 2022.

Temporary cash investments are valued at amortized cost, which approximates market value. There were no temporary cash investments as of September 30, 2022.

Taxation

As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a withholding tax of 15% in the case of dividends distributed, if certain requirements are met. Moreover, distribution of capital gains dividends, if any, to (a) Puerto Rico individuals, estates, and trusts are subject to a tax of 15% in the case of dividends distributed, and (b) Puerto Rico corporations are subject to a tax of 20% of dividends distributed. Tax withholdings are effected at the time of payment of the corresponding dividend. Individual shareholders may be subject to alternate basic tax on certain fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction. Fund shareholders are advised to consult their own tax advisers.

An investment in the Fund is designed solely for Puerto Rico residents, due to the Fund’s specific tax features. The Fund does not intend to qualify as a Regulated Investment Company (“RIC”) under

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2022

Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in typical U.S. mutual fund (such as “RIC” tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. United States holders (which includes, but is not limited to, (i) citizens and residents of the United States who are not Puerto Rico individuals and (ii) domestic corporations) invest in the Fund, such United States holders generally will be taxed on any dividend or interest paid by the Fund as ordinary income at the time such holders receive the dividend or interest or when it accrues, depending on such holder’s method of accounting for tax purposes. Additionally, United States holders will be taxed on any gain on the sale or retirement of an investment in the Fund

Income Taxes (“Accounting Standards Codification 740”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (prior four (4) tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the fiscal year ended September 30, 2022, the Fund did not incur any interest or penalties.

Statement of Cash Flows

The Fund issues its shares, invests in securities, and distributes dividends from net investment income and net realized gains which are paid in cash. These activities and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods, in order to permit the Fund to have a more stable level of distribution. The capital gains realized by the Fund, if any, may be retained by the Fund, as permitted by the Puerto Rico Internal Revenue Code of 2011, as amended, unless the Fund’s Board of Directors, acting through the Dividend Committee, determines that the net capital gains will also be distributed. The Fund records dividends on the ex-dividend date.

Derivative Instruments

In order to attempt to hedge various portfolio positions, to manage its costs of funds or to enhance its return, the Fund may invest in certain instruments which are considered derivatives. Because of their increased volatility and potential leveraging effect, derivative instruments may adversely affect the Fund. The use of these instruments for income enhancement purposes subjects the Fund to risks of losses which would not be offset by gains on other portfolio assets or acquisitions. There is no assurance that the Investment Adviser will employ any derivative strategy, and even where such derivatives investments are used for hedging purposes, there can be no assurance that the hedging transactions will be successful or will not result in losses.

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2022

The Fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default, and early termination. Generally, collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each such counterparty. Termination events applicable to the Fund may occur in certain instances specified in the Master Agreements, which may include, among other things, a specified decline in the Fund’s net asset value, not complying with eligible collateral requirements or the termination of the Fund’s Investment Adviser. In each case, upon occurrence, the counterparty may elect to terminate the swap early and cause the settlement of all or some of the derivative contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity. There were no derivative instruments during the year ended September 30, 2022.

Securities Sold Under Repurchase Agreements

Under these agreements, the Fund sells securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral and are able to sell or repledge the collateral; however, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction, and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund, may decline below the price of the securities that the Fund is obligated to repurchase, and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so.

Short-Term and Medium-Term Notes

The Fund has a short-term and medium-term notes payable program as a funding vehicle to increase the amounts available for investments. The short-term and medium-term notes may be issued from time to time, in denominations of $1,000 or as may otherwise be specified in a supplement to the Offering Circular. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by UBSTC, as agent for the Fund, for the benefit of the holders of the notes. The Fund suspended the current offerings of its securities, pending the registration of the securities under the U.S. Securities Act of 1933, as amended, absent an exception. There were no short-term and medium-term notes outstanding as of September 30, 2022.

Paydowns

Realized gains or losses on mortgage-backed security paydowns are recorded as an adjustment to interest income. During the fiscal year ended September 30, 2022, the Fund had no realized gains/losses on mortgage-backed securities paydowns. The Fund declares and pays monthly dividends from net investment income. For purposes of compliance with the 90% distribution threshold for the Fund’s tax exemption, gains and losses related to mortgage-backed security

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2022

paydowns are not included in net investment income. See Note 9 for a reconciliation between taxable and book net investment income.

Preferred Shares

Pursuant to the Fund’s Certificate of Incorporation, as amended and supplemented, the Fund’s Board of Directors is authorized to issue up to 12,000,000 preferred shares with a par value of $25, in one or more series. During the fiscal year ended September 30, 2022, no preferred shares were issued or outstanding.

Other

Security transactions are accounted for on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized using the interest method over the life or the expected life of the respective securities. Premiums are amortized at the earliest call date for any applicable securities. Income from interest and dividends from cumulative preferred shares is accrued, except when collection is not expected. Expenses are recorded as they are incurred.

2.	Investment Advisory, Administrative, Custodian, Transfer Agency Agreements, and Other Transactions With Affiliates

Pursuant to an investment advisory contract (the “Advisory Agreement”) with UBS Asset Managers of Puerto Rico, a division of UBSTC, and subject to the supervision of the Board of Directors, the Fund receives investment advisory services in exchange for a fee. The investment advisory fee will not exceed 0.75% of the Fund’s average weekly gross assets. For the fiscal year ended September 30, 2022, investment advisory fees amounted to $562,374 equivalent to 0.75% of the Fund’s average weekly gross assets. The Investment Advisor voluntarily waived investment advisory fees in the amount of $374,916, for a net fee of $187,458. The investment advisory fees payable amounted to $15,039 as of September 30, 2022.

UBSTC also provides administrative, custody, and transfer agency services pursuant to Administration, Custodian, and Transfer Agency, Registrar, and Shareholder Servicing Agreements. UBSTC has engaged JP Morgan to act as the sub-custodian for the Fund. UBSTC provides facilities and personnel to the Fund for the performance of its administration duties. The Administration and Transfer Agency, Registrar, and Shareholder Servicing Agreement will not exceed 0.15% and 0.05%, respectively of the Fund’s average weekly gross assets. The Custody fees are solely sub-custodian costs and out of pocket expenses reimbursements. For the fiscal year ended September 30, 2022, the administrative, custody, and transfer agency services fee amounted to $140,803. The administrator, custodian, and transfer agent voluntarily waived service fees in the amount of $38,122, for a net fee of $102,681. The administrative, custody, and transfer agent fees payable amounted to $9,417 as of September 30, 2022.

Certain Fund officers and directors are also officers and directors of UBSTC. The six (6) independent directors of the Fund’s Board of Directors are paid based upon an agreed fee of $1,000 per quarterly Board meeting, plus expenses, and $500 per quarterly Audit Committee meeting, plus expenses. For the fiscal year ended September 30, 2022, the independent directors of the Fund were paid an aggregate compensation and expenses of $28,753. The directors fees payable amounted to $6,000 as of September 30, 2022.

The total amount (in thousands) of other affiliated and unaffiliated purchases and sales of investment securities, originations of securities sold under repurchase agreements and short-term notes, listed by counterparty, during the year were as follows:

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2022

	Purchases	%	Sales	%	Securities Sold Under Repurchase Agreements	%

Affiliates	$-	-	$-	-	$-	-
Unaffiliated	17,400	100%	-	-	78,814	100%

	$17,400	100%	$-	-	$78,814	100%

3.	Capital Share Transactions

The Fund is authorized to issue up to 88,000,000 common shares, par value $0.01 per share.

Capital share transactions for the fiscal years ended September 30, 2022 and 2021 were as follows:

Common Shares	Amount 2022	Amount 2021
Proceeds from the reinvestment of dividends	$24,704	$26,942
Repurchase of shares	-	(13,217)

	$24,704	$13,725

Transactions in common shares during the fiscal years ended September 30, 2022 and 2021 were as follows:

Common shares	2022	2021

Common shares - beginning of year	30,848,510	30,842,671
Shares repurchased	-	(10,767)
Shares issued due to the reinvestment of dividends	10,867	16,606

Common shares - end of year	30,859,377	30,848,510

The Fund repurchased a total of 10,767 common shares during the fiscal year ended September 30, 2021, as follows:

	Shares Repurchased	Net Asset Value	Cost
Affiliates	-	$-	$-
Non-Affiliates	10,767	25,575	13,217

Total	10,767	$25,575	$13,217

The weighted average discount per share is 48.32% for shares repurchased during the fiscal year ended September 30, 2021.

There were no repurchase transactions during the fiscal year ended September 30, 2022.

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2022

4.	Investment Transactions

The cost of securities purchased and proceeds from sales and calls of portfolio securities (in thousands), excluding short-term investments, for the fiscal year ended September 30, 2022, were as follows:

	Purchases	Sales	Calls

Puerto Rico Obligations	$-	$-	$-
US Obligations	17,400	-	-

	$17,400	$-	$-

Puerto Rico Restructuring Plan Developments:

The Plan of Adjustment of the Commonwealth was deemed effective and consummated on March 15, 2022. It included the Employee Retirement System (“ERS”) Stipulation signed in April 2021 whereby the Commonwealth agreed to purchase ERS assets for $373,000,000 to pay the stipulated cash distributions to the ERS bondholders. As a result, the Fund received its pro-rata share of the stipulated cash payment in exchange of the ERS bonds previously held by the Fund. As a signatory of the stipulation, the Fund also received its pro-rata share of the plan consummation costs.

Under the ERS stipulation, the holders of allowed claims on the ERS Bonds received a total of $373 million in cash in settlement of their claims in respect of the ERS Bonds. These holders (including the Fund) were also conveyed an interest in a trust, the sole assets of which was comprised of a certain ERS private equity portfolio. From the Effective Date until April 10, 2023, the Commonwealth had the option to purchase these Fund’s interests in this ERS private equity portfolio. The Fund recognized its pro-rata share in this ERS private equity portfolio as a Plan of Adjustment receivable amounting to $2,005,820. Prior to the Plan of Adjustment, the Fund had an unrealized loss amounting to $78,558,515. Based on the effect of the Plan of Adjustment during the year, the Fund had a realized loss of $77,898,093, which resulted in a net impact of $660,422 in our Statement of Operations. The Fund did not own any other bonds re-structured by the plan.

5.	Securities Sold Under Repurchase Agreements

Securities sold under repurchase agreements amounted to $10,425,000 at September 30, 2022, and related information is as follows:

Weighted average interest rate at the end of the year	3.05%

Maximum aggregate balance outstanding at any time of the year	$10,425,000

Average balance outstanding during the year	$5,832,025

Average interest rate during the year	0.96%

At September 30, 2022, interest rate on securities sold under repurchase agreement ranged from 2.99% to 3.27% with a maturity date of October 11, 2022.

At September 30, 2022, investment securities amounting to $11,304,550 were pledged as collateral for securities sold under repurchase agreements. The counterparties have the right to sell or repledge the assets during the term of the repurchase agreement with the Fund. Interest payable on securities sold under repurchase agreements amounted to $12,743 at September 30, 2022.

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2022

The following table presents the Fund’s repurchase agreements by counterparty and the related collateral pledged by the Fund at September 30, 2022:

Counterparty	Gross Amount of Securities Sold Under Repurchase Agreements Presented in the Statement of Assets and Liabilities	Securities Sold Under Repurchase Agreements Available for Offset	Collateral Posted (a)	Net Amount Due To Counterparty (not less than zero)
Amherst Pierpont Securities, New York	$10,425,000	$-	$10,425,000	$-

(a) Collateral received or posted is limited to the net securities sold under repurchase agreements liability amounts. See above for actual collateral received and posted.

6.	Short-Term Financial Instruments

The fair value of short-term financial instruments, which includes $10,425,000 of securities sold under repurchase agreements, are substantially the same as the carrying amount reflected in the Statement of Assets and Liabilities, as these are reasonable estimates of fair values, given the relatively short period of time between origination of the instrument and their expected realization. The securities sold under repurchase agreements are classified as Level 2.

7.	Concentration of Credit Risk

Concentration of credit risk that arises from financial instruments exists for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of the issuers of such investment securities. For calculating concentration, all securities guaranteed by the U.S. Government or any of its subdivisions are excluded. At September 30, 2022, the Fund had investments with an aggregate fair value of approximately $38,241,959, which were issued by entities located in the Commonwealth of Puerto Rico and are not guaranteed by the U.S. Government or any of its subdivisions, of which $24,317,959 are issued or guaranteed by the Commonwealth of Puerto Rico or its subdivisions, including Revenue Bonds. Also, at September 30, 2022, the Fund had investments with an aggregate market value amounting to $3,411,047 which were issued by various municipalities located in the United States and not guaranteed by the U.S. Government.

8.	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed by statute or by regulation, while others are imposed by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below.

While the Fund intends to comply with the 67% investment requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may, in the opinion of the Investment Adviser, be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government remains in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) as well as undertaking other fiscal

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2022

measures to stabilize the Puerto Rico’s economy in accordance with the requirements of PROMESA, and this inability may continue for an indeterminate period of time. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment policies. The Fund will ensure that its investment in Puerto Rico securities constitute at least an average of 20% of its total assets on an annual basis.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

The Fund may issue preferred stock, debt securities and other forms of leverage to the extent that immediately after their issuance, the value of the Fund’s total assets less all the Fund’s liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding, is equal to or greater than 300% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage.

9.	Tax Basis of Distributions and Components of Distributable Earnings (Accumulated Losses)

During the year, there were no reclassification of gains and losses related to mortgage-backed security paydowns or reclassifications of swap periodic collections, therefore, the net investment income for tax purposes equals the net investment income per book.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$78,189,090

Gross appreciation	2,281,800
Gross depreciation	(10,452,698)

Net appreciation/(depreciation)	$(8,170,898)

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2022

The Fund’s policy, as stated in the Prospectus, is to distribute substantially all net investment income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less than the net investment income earned in a particular year.

For the fiscal years end September 30, 2022 and September 30, 2021, the Fund had distributed from ordinary income $2,262,652 and $2,467,550 for tax purposes, respectively. The undistributed net investment income at September 30, 2022 and September 30, 2021, was as follows:

2022:
Undistributed net investment income for tax purposes at the beginning of the period	$5,185,823
Net investment income for tax purposes	2,676,906
Dividends paid to common shareholders	(2,262,652)

Undistributed net investment income for tax purposes at the end of the period	$5,600,077

2021:
Undistributed net investment income for tax purposes at the beginning of the year	$4,938,175
Net investment income for tax purposes	2,715,198
Dividends paid to common shareholders	(2,467,550)

Undistributed net investment income for tax purposes at the end of the year	$5,185,823

The undistributed net investment income and components of total distributable earnings (accumulated losses) on a tax basis at September 30, 2022 were as follows:

Undistributed net investment income for tax purposes at the end of the period	$5,600,077
Accumulated net realized loss from investment	(362,592,245)
Unrealized net apppreciation (depreciation) from investment	(8,170,898)

Total Distributable Earnings (Accumulated Loss)	$(365,163,066)

10.	Risks and Uncertainties

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others.

Puerto Rico Risk. The Fund is exposed to certain risks resulting from the reduced geographic diversification of its portfolio. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund in general is more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Government of the Commonwealth of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, the

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2022

Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields.

Non-Diversification Risk. A relatively high percentage of the Fund’s assets may be invested in obligations of a limited number of Puerto Rico or other issuers. Consequently, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers. The Fund may also be more susceptible to any single economic, political, or regulatory occurrence in Puerto Rico than a more widely diversified investment company.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise, so that the value of the securities issued by the Fund or the Fund’s investments will fall. Current low long-term rates present the risk that interest rates may rise and that as a result, the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. The Fund is subject to extension risk. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk. Prepayment risk applies also to the securities issued by the Fund, to the extent they are redeemable by the Fund. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of leverage by the issuance of preferred stock, debt securities, and other instruments may increase the risks described above.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The securities issued by the Fund and the Fund’s investments are both subject to credit risk. The risk is greater in the case of securities that are rated below investment grade or rated in the lowest investment grade category.

Risks of Repurchase and Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may be severely restricted during that extension period. The Fund may also engage in repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If a repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the counterparty for breach of contract with respect to any losses resulting from those market fluctuations.

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2022

Mortgage-Backed Securities Risk. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S.

Illiquid Securities. Illiquid securities are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Certain of the securities in which the Fund intends to invest, such as shares of preferred stock, may be substantially less liquid than other types of securities in which the Fund may invest. Illiquid securities may trade at a discount from comparable, more liquid investments.

There are no limitations on the Fund’s investment in illiquid securities. The Fund may also continue to hold, without limitation, securities or other assets that become illiquid after the Fund invests in them. To the extent the Fund owns illiquid securities or other illiquid assets, the Fund may not be able to sell them easily, particularly at a time when it is advisable to do so to avoid losses.

Valuation Risk. There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may therefore be particularly difficult to value those securities. When market quotations for securities held by the Fund are not readily available from any such independent dealers, the Administrator is responsible for obtaining quotations for such securities from various sources, including the Dealers. As a result, the interests of the Dealers may conflict with those of the Fund as to the price and other terms of transactions among them.

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. In particular, the Fund generally uses derivative instruments to hedge against variations in the borrowing cost of the Fund’s leverage program. Successful use of most derivatives instruments depends upon the Investment Adviser’s ability to predict movements of the

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2022

overall securities and interest rate markets. There is no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

SEC Rule 18f-4. The SEC has adopted a new rule to regulate the use of derivatives by registered investment companies. The rule limits the ability of the Fund to invest or remain invested in covered call options, to the extent that covered call options are deemed to involve derivatives. From its compliance date going forward, the rule also will limit the Fund’s ability to utilize reverse repurchase agreements. The compliance period for Rule 18f-4 commenced August 19, 2022. Since the Fund does not hold any derivatives as of September 30, 2022, the Rule 18f-4 has no impact on the Fund.

Coronavirus and Public Health Emergencies. There is an outbreak of a novel and highly contagious form of coronavirus COVID-19, which the World Health Organization has declared to constitute a “Public Health Emergency of International Concern.” The outbreak of COVID-19 has resulted in and may continue to result in numerous illnesses and deaths. It has also adversely impacted global commercial activity and contributed to significant volatility in certain equity and debt markets. Adverse conditions may worsen over time. The global impact of the outbreak is rapidly evolving, and many countries, states, provinces, districts, departments and municipalities have reacted by instituting quarantines, curfews, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues, including certain infrastructure structures and facilities.

Businesses are also implementing similar precautionary measures. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity and are having a particularly adverse impact on transportation, hospitality, tourism and entertainment, among other industries.

As COVID-19 continues to spread, the potential impacts are increasingly uncertain and difficult to assess. Although vaccines have been developed and approved for use by various governments, the duration of the outbreak and its effects cannot be predicted with certainty.

The extent of the impact of the COVID-19 pandemic, or any public health emergency on the operational and financial performance of the Fund will depend on many factors, including the duration and scope of such public health emergency, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. The effects of such a public health emergency may materially and adversely impact the value and performance of the Fund’s investments as well as the ability of the Fund to source, manage and divest investments and achieve its investment objectives, all of which could result in significant losses to the Fund. In addition, the operations of the Fund, its investments, and the Investment Adviser may be significantly impacted, or even halted, either temporarily or on a long-term basis, as a result of government quarantine and curfew measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of the Fund’s or the Investment Adviser’s personnel.

11.	Commitments and Contingencies

The Fund, its Board of Directors, UBSFS, and UBSTC are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2022

a material adverse effect on the Fund’s financial position, results of operations or cash flows. Management of UBSFS and UBSTC have informed the Fund of its belief that the resolution of such matters is not likely to have a material adverse effect on the ability of UBS Asset Managers of Puerto Rico and UBSTC to perform under their respective contracts with the Fund.

On February 5, 2014, a shareholder derivative action was filed in Puerto Rico Commonwealth court against UBS Financial Services, Inc., UBSFS, UBSTC and all current and certain former members of the Board of Directors of such investment companies (the “UBS Defendants”), and those investment companies as nominal defendants (including the Fund), alleging that the Fund suffered hundreds of millions of dollars in losses due to alleged mismanagement, concealment of conflicts of interest, and improper recommendations by certain defendants to retail customers to use credit lines to purchase Fund shares. After seven years of litigation, with the case still being in the discovery phase, the parties executed a settlement agreement resolving all legal claims on December 10, 2021. Pursuant to the agreed-upon settlement stipulation, UBS Financial Services Inc. and UBSFS funded an escrow account with $15,000,000 (the “Settlement Fund”). The corresponding settlement fund, comprised of (i) the original amount plus any interest earned thereon and (ii) net of an attorney fee award in the amount of 33% of the aggregate amount of principal and accrued interest, will be allocated among the various nominal defendants (including the Fund) pro rata, based upon the market value of their respective holdings of bonds issued by Puerto Rico issuers as of January 31, 2014. On August 26, 2022, final judgment based on the settlement agreement was entered by the Puerto Rico Commonwealth Court. Disbursement of settlement funds is pending further court determination as to the allocation of certain litigation expenses. The Fund will record its allocable share of the settlement once all contingencies are resolved, and the gain is realizable.

12.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses for indemnification and expects the risk of loss to be remote.

13.	Subsequent Events

Events and transactions from October 1, 2022 through November 29, 2022 (the date the financial statements were available to be issued) have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date, except as disclosed below.

Dividends:

On October 31, 2022, the Board of Directors, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.00667 per common share, totaling $205,736 and payable on November 10, 2022, to common shareholders of record as of October 31, 2022.

Puerto Rico Restructuring Plan Developments:

In accordance with the ERS stipulation, the Commonwealth exercised its option to purchase the Fund’s interests in the ERS private equity portfolio on November 21, 2022. The Fund received $2,015,259, based on its pro-rata share in satisfaction of its interest in the ERS private equity portfolio.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc. (the “Fund”), including the schedule of investments, as of September 30, 2022, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at September 30, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York

November 29, 2022

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OTHER INFORMATION (Unaudited)

Management of the Fund

Management Information. The business affairs of the Fund are overseen by its Board of Directors. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their ages and their principal occupations for at least five years.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available upon request by calling the Fund at 787-250-3600.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships

Independent Directors

Agustin Cabrer (73)	Director	Director since 2003

President of Antonio Roig Sucesores (land holding enterprise with commercial properties) since 1995; President of Libra Government Building, Inc. (administration of court house building) since 1997; President of Cabrer Consulting (financial services business); President of CC Development, LLC (construction supervision and management consulting) for the last five years; President of CC Development, LLC (construction supervision and management consulting) since 2021; and Director of V. Suarez & Co. (food and beverage distribution company) since 2002.

				18 funds consisting of 29 portfolios	None

Vicente J. León (83)	Director	Director since 2021	Independent business consultant since 1999;	18 funds consisting of 29 portfolios	None

Carlos Nido (58)	Director	Director since 2007	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2016.	25 funds consisting of 36 portfolios	None

Luis M. Pellot (74)	Director	Director since 2003	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC (legal services business), since 1989.	25 funds consisting of 36 portfolios	None

Clotilde Pérez (70)	Director	Director since 2009	Vice President Corporate Development Officer of V. Suarez & Co., Inc. (food and beverage wholesale distribution business) since 1999.	25 funds consisting of 36 portfolios	None

José J. Villamil (82)	Director	Director since 2021	Chairman of the Board and Chief Executive Officer of Estudios Técnicos, Inc. (consulting business) since 2005.	18 funds consisting of 29 portfolios	None

Interested Director

Carlos V. Ubiñas (67)****	Director, Chairman of the Board of Directors,	Director since 2005 and President since 2015;	Chief Executive Officer since 2009, President since 2005 Managing Director, Head Asset Management and Investment Banking of UBS Financial Services Inc. since 2014; former Chief Operating Officer and Executive	18 funds consisting of 29 portfolios	None

1

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships

	and President	Chairman of the Board of Directors since 2012	Vice President of UBS Financial Services Inc. from 1989 to 2005. UBS Financial Services Inc. is an affiliate of the Fund.

Officers

Jose Arias (57)	Senior Executive Vice President	Senior Executive Vice President since 2022

Managing Director of UBS Trust Company of PR since 2020; Managing Director for Public Finance at UBS Financial Services Inc. from 2017 to 2020; Managing Director for Investment Banking at UBS Financial Services Inc. of PR from 2000 to 2017. UBS Trust PR and UBS Financial Services Inc. are affiliates of the Fund.

				Not applicable	None

Leslie Highley (75)	Senior Vice President	Senior Vice President since 2005

Managing Director of UBS Trust PR; Senior Vice-President of UBS Financial Services Inc.; Senior Vice President of the Puerto Rico Residents Tax-Free Family of Funds; President of Dean Witter Puerto Rico, Inc. since 1989 and Executive Vice President of the Government Development Bank for Puerto Rico. UBS Trust PR, UBS Financial Services Inc. and Puerto Rico Residents Tax- Free Family of Funds are affiliates of the Fund.

				Not applicable	None

William Rivera (64)	First Vice President and Treasurer	First Vice President since 2005 and Treasurer since 2015

Executive Director of UBS Asset Managers since 2011; Director of UBS Asset Managers from 2006 to 2010; Assistant Portfolio Manager for UBS Asset Managers; First Vice President of Trading of UBS Trust PR since January 2002 and of UBS Financial Services Puerto Rico since 1987. UBS Asset Managers, UBS Trust PR and UBS Financial Services Inc. are affiliates of the Fund.

				Not applicable	None

Javier Rodríguez (49)	Assistant Vice President and Assistant Treasurer	Assistant Vice President and Assistant Treasurer since 2005

Divisional Assistant Vice President, trader, and portfolio manager of UBS Trust PR since 2003; financial analyst with UBS Trust PR from 2002 to 2003; financial analyst with Popular Asset Management from 1998 to 2002. Management from 1998 to 2002. UBS Trust PR is an affiliate of the Fund.

				Not applicable	None

Liana Loyola (61)	Secretary	Secretary since 2014	Attorney in private practice since 2009.	Not applicable	None

Heydi Cuadrado (42)	Assistant Vice President	Assistant Vice President since 2019

Director of UBS Trust Company since March 2012. Trader and Assistant Portfolio Manager for UBS Asset Managers of Puerto Rico since 2008. Joined UBS Trust Company in 2003. UBS Trust Company and UBS Asset Managers are affiliates of the Fund.

				Not applicable	None

Gustavo Romañach (48)	Assistant Vice President	Assistant Vice President since 2019

Director of UBS Asset Managers of Puerto Rico since 2013; Associate Director Portfolio analyst & trader of UBS Asset Managers of Puerto Rico since 2009; Assistant Vice- President of UBS Asset Managers of PR since

				Not applicable	None

2

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships

2003. UBS Asset Managers is an affiliate of the Fund.

*    The address of each Director and officer is UBS Trust Company of Puerto Rico, American International Plaza – Tenth Floor, 250 Muńoz Rivera Avenue, San Juan, Puerto Rico 00918.

**    Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five (85) years of age, or until he or she shall have resigned or been removed. Each Officer is annually elected by and serves at the pleasure of the Board of Directors.

***    The Affiliated Funds consist of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents,Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents,Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents,Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. (the “UBS Family of Funds”); and Puerto Rico Investors Tax-Free Fund, Inc.; Puerto Rico Investors Tax-Free Fund Inc. II; Puerto Rico Investors Tax-Free Fund III, Inc.; Puerto Rico Investors Tax-Free Fund IV, Inc.; Puerto Rico Investors Tax-Free Fund V, Inc.; Puerto Rico Investors Tax-Free Fund VI, Inc.; Puerto Rico Tax-Free Target Maturity Fund, Inc.; Puerto Rico Tax- Free Target Maturity Fund II, Inc.; and Puerto Rico Investors Bond Fund I (the “Co-Advised Family of Funds,” and together with the UBS Family of Funds, the “Affiliated Funds”). The UBS Family of Funds is managed by UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust PR. The Co-Advised Family of Funds is co-advised by UBS Asset Managers and Popular Asset Management, a division of Banco Popular de Puerto Rico. Messrs. Ubiñas, Villamil, and León serve on the Board of Directors of each of the investment companies comprising the UBS Family of Funds.

****    Considered an “Interested Director” of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act as a result of his employment as an officer of the Fund, the Fund’s investment adviser, or an affiliate thereof.

3

Shareholder Meeting

The Annual Meeting of Shareholders (the “Annual Meeting”) was originally convened on January 27, 2022 and was subsequently adjourned to March 17, 2022, May 5, 2022, June 9, 2022, July 28, 2022, and September 22, 2022, in each case to provide the Fund with additional time to solicit proxies from its shareholders to achieve a quorum at the Annual Meeting. As of the date hereof, the Annual Meeting has been adjourned to December 15, 2022, and no business has been transacted at the Annual Meeting. The Annual Meeting has the following agenda items:

1.      Election of Directors. To elect four (4) directors of the Fund.

2.      Shareholder proposal submitted by Ocean Capital LLC (“Ocean Capital”)—To repeal any provision of, or amendment, to the bylaws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to December 30, 2021; and

3.      To transact such other business as may properly come before the Annual Meeting or any continuation or adjournment thereof.

These matters are discussed in greater detail in the Proxy Statement (as defined below) relating to the Annual Meeting filed by the Fund with the U.S. Securities and Exchange Commission (the “SEC”).

Shareholders of the Fund can obtain copies of the definitive proxy statement filed by the Fund with the SEC on January 6, 2022, as supplemented by Amendment No. 1 filed with the SEC on January 28, 2022 (“Amendment No. 1”), Amendment No. 2 filed with the SEC on March 18, 2022 (“Amendment No. 2”), Amendment No. 3 filed with the SEC on May 6, 2022 (“Amendment No. 3”), Amendment No. 4 filed with the SEC on June 10, 2022 (“Amendment No. 4”), Amendment No. 5 filed with the SEC on July 29, 2022 (“Amendment No. 5”) and Amendment No. 6 filed with the SEC on September 27, 2022 (“Amendment No. 6”), any future supplements to the Proxy Statement and other documents filed by the Fund with the SEC for no charge at the SEC’s website at www.sec.gov.

4

Privacy Notice

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

•	Investor applications and other forms,

•	Written and electronic correspondence,

•	Telephone contacts,

•

Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of funds, and any affiliation with the Distributor and its affiliates),

•	Website visits,

•	Consumer reporting agencies

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

5

Statement Regarding Availability of Quarterly Portfolio Schedule.

Until the registration under the Securities Act of 1933 becomes effective, the Fund is not required to submit Form NPORT. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

6

Statement Regarding Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

7

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

8

Statement Regarding Basis for Approval of Investment Advisory Contract

The Board of Directors (the “Board”) of the Fund met on May 9, 2022 (the “Meeting”) to consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between the Fund and UBS Asset Managers of Puerto Rico, the Fund’s investment adviser (“UBS AMPR” or the “Adviser”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of UBSAMPR, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Adviser with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the investment advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to the investment advisory was based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the investment advisory agreement. In evaluating the investment advisory agreement, including the specific fee structures, and other terms of such agreement, the Board were informed by multiple years of analysis and discussion amongst themselves and the Adviser. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund was fair and reasonable and that the Adviser’s fees were reasonable in light of the services provided to the Fund.

Nature, Extent and Quality of Services. In evaluating the Advisory Agreement, the Board considered, in relevant part, the nature, extent and quality of the Adviser’s services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Adviser provides to manage and operate the Fund, and the increases of such services over time due to new or revised market, regulatory or other developments, such as liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Adviser provides portfolio management services for the Fund. In addition to portfolio management, the Board considered the wide range of administrative or non-advisory services the Adviser provides to manage and operate the Fund (in addition to those provided by other third-parties). These services include, but are not limited to, administrative services (such as providing the employees and officers necessary for the Fund’s operations); operational expertise (such as providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (such as coordinating and evaluating the services of the Fund’s custodian, transfer agent and other intermediaries); board support and administration (such as overseeing the organization of the Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions), shareholder communications (such as overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (such as helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually; overseeing the preparation of the Fund’s registration statements and regulatory filings; overseeing the valuation of portfolio securities and daily pricing; helping to ensure the Fund complies with its portfolio limitations and restrictions; voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios; providing compliance training for personnel; and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among

9

other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

In addition to the services provided by the Adviser, the Independent Directors also considered the risks borne by the Adviser in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Agreement was satisfactory on behalf of the Fund.

Investment Peformance of the Fund. In evaluating the quality of the services provided by the Adviser, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report (the “Broadridge Report”) prepared by Broadridge which generally provided the Fund’s performance data for the one-, three-, five-, and ten-year periods ended December 31, 2021 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) during the year to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the “Broadridge Expense Group”). The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Adviser’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential service being provided (e.g., the expertise of the Adviser with the proposed strategy), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Adviser (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers proposed by the Adviser to keep expenses to certain levels and reviewed the amounts the Adviser had waived or reimbursed over the last fiscal years; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered a Fund’s net management fee and net total expense ratio in light of its performance history.

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Adviser’s financial condition. The Independent Directors reviewed the consolidated financial statements of the Adviser for the year ended December 31, 2021. The Independent Directors also considered the overall financial condition of the Adviser and the Adviser’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Adviser derived from its relationship with the Fund for the fiscal year ended June 30, 2021 on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Adviser’s revenues,

10

expenses and net income (pre-tax and after-tax) and the net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by the Adviser including and excluding distribution expenses incurred by the Adviser from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a Fund-by-Fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Adviser. In addition, the Adviser noted that since the Fund is a closed-end fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited, and that the Fund’s asset level had decreased from distributions resulting from the transition to the Fund’s new investment program and from share repurchases. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Adviser’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Adviser may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Adviser may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when accessing the level of advisory fees paid to the Adviser and concluded that the indirect benefits received were reasonable.

11

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INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley, Austin, Brown & Wood, LLP

787 Seventh Avenue

New York, New York 10019

INDEPENDENT AUDITORS

Ernst & Young LLP

One Manhattan West,

New York, NY 10001

DIRECTORS AND OFFICERS

Carlos V. Ubiñas

Director, Chairman of the Board and President

Agustín Cabrer-Roig

Director

Carlos Nido

Director

Vicente J. León

Director

Luis M. Pellot-González

Director

Clotilde Pérez

Director

José J. Villamil

Director

José Arias

Senior Executive Vice President

Leslie Highley, Jr.

Senior Vice President

William Rivera

First Vice President and Treasurer

Javier Rodríguez

Assistant Vice President and Assistant Treasurer

Heydi Cuadrado

Assistant Vice President

Gustavo Romanach

Assistant Vice President

Liana Loyola, Esq.

Secretary

Remember that:

●	Mutual Fund’s units are not bank deposits or FDIC insured.
●	Mutual Fund’s units are not obligations of or guaranteed by UBS Financial Services Incorporated of Puerto Rico or any of its affiliates.
●	Mutual Fund’s units are subject to investment risks, including possible loss of the principal amount invested.

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(b)        Not applicable.

Item 2.  Code of Ethics.

(a)        Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc. (the “Fund” or the “registrant”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code”).

(b)        No disclosures are required by this Item 2(b).

(c)        The Fund has not made any amendment to the Code during the period covered by this Form N-CSR.

(d)      There have been no waivers granted by the Fund to individuals covered by the Code during the reporting period for Form N-CSR.

(e)        Not applicable.

(f)        A copy of the Code is incorporated herein by reference as Exhibit 13(a)(1).

Item 3.  Audit Committee Financial Expert.

(a)

(1)        The Board of Directors of the Fund has determined that it has an audit committee financial expert serving on the Fund’s Audit Committee that possesses the attributes identified in Item 3(b) to Form N-CSR.

(2) The name of the audit committee financial expert is Vicente León. Mr. León has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(3) Not applicable..

Item 4.  Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Ernst & Young LLP (“E&Y”), the registrant’s principal accountant.

(a)     Audit Fees – The aggregate fees billed for professional services rendered by E&Y for the audit of the registrant’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal years ended September 30, 2021 and September 30, 2022 were $66,576 and $66,576, respectively.

(b)     Audit Related Fees – During the fiscal years ended September 30, 2021 and September 30, 2022, the registrant was not billed by E&Y for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(c)     Tax Fees – The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended September 30, 2021 and September 30, 2022 were $10,331 and $10,412, respectively.

During the fiscal years ended September 30, 2021 and September 30, 2022, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d)     All Other Fees - The registrant was not billed for any other products or services provided by E&Y for the fiscal years ended September 30, 2021 and September 30, 2022 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended September 30, 2021 and September 30, 2022, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1)    The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended.

All the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended September 30, 2021 and September 30, 2022 were pre-approved by the Audit Committee. For the fiscal years ended September 30, 2021 and September 30, 2022, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(2)      Not applicable.

(f)      Not applicable.

(g)     There were no fees billed by E&Y for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for the fiscal years ended September 30, 2021 and September 30, 2022, other than those disclosed in (c) and (d) above.

(h)    The Audit Committee of the registrant’s Board of Directors considered the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i)      Not applicable.

(j)      Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)      Not applicable.

(b)      Not applicable.

Item 6.  Investments.

(a)      Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)      Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Directors of the Fund has delegated the voting of proxies for the Fund’s securities to UBS Asset Managers of Puerto Rico (the “Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines and procedures (the “Proxy Voting Guidelines”). Under the Proxy Voting Guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders that is, in a manner consistent with the objective of maximizing total return to the shareholder as an investor in the securities being voted. In the case of a conflict of interest, the proxy would be submitted to the Board to determine how the proxy should be voted.

A Proxy Voting Committee, comprised of representatives of the Investment Adviser, oversees and administers the process of voting proxies for the Fund. The Investment Adviser has retained Institutional Shareholder Services, Inc. (“ISS”), an independent proxy voting organization, to assist in carrying out its proxy voting responsibilities.

The Investment Adviser’s Proxy Voting Committee periodically reviews and evaluates the ISS Guidelines and ISS’ voting recommendations, which guidelines the Investment Adviser has concluded are sound and consistent with the fundamental principles that the Investment Adviser believes should guide proxy voting decisions. For this reason, the Investment Adviser generally votes all proxies in accordance with the ISS Guidelines and specific ISS voting recommendations. The ISS Guidelines, as they may be amended from time to time, are treated as part of the Investment Adviser’s and the Fund’s Proxy Policies, and copies of the ISS Guidelines will be provided on request. In the event that the Investment Adviser concludes that reliance on the ISS Guidelines and voting recommendations is no longer appropriate, the Investment Adviser will retain another independent proxy voting service to provide it similar services.

Voting proxies in accordance with the ISS Guidelines and recommendations helps to ensure that the Investment Adviser does not make specific voting decisions in situations where there may be a material conflict of interest between the interest of the Investment Adviser or any of its affiliates and those of a shareholder of the Fund. In addition, because of the broad and diverse nature of the business of the Investment Adviser and its affiliated companies, it is not practical for the Investment Adviser to seek to identify all actual or potential or material conflicts of interest with respect to every proxy voting matter. To ensure that the Investment Adviser does not make a voting decision for clients where a material conflict is present, in the event that the ISS Guidelines do not apply to, or ISS is not able to provide a recommendation on how to vote, a particular matter, the Investment Adviser may seek voting instructions from the majority of Independent Directors of the Board of the Fund, vote client shares in proportion to the votes cast by all other shareholders, if this option is available, retain another independent third party to make the voting decision or take such other steps as may be appropriate to resolve the conflict as determined by the Proxy Voting Committee in consultation with the Investment Adviser’s Legal Counsel.

The Investment Adviser may not vote proxies in certain circumstances, including, but not limited to, situations were (a) the securities are no longer held; (b) the proxy or other relevant materials were not received in sufficient time to allow an appropriate analysis by ISS or to allow a vote to be cast by the voting deadline; or (c) the Investment Adviser or ISS concludes that the cost of voting the proxy will exceed the potential benefit.

A member of the Investment Adviser’s legal department oversees the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the Board and made available to shareholders as required by applicable rules. If applicable, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, upon request, by calling (787) 250-3600 and on the SEC’s website at http://www.sec.gov.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)    The following provides biographical information about the Portfolio Manager, who is primarily responsible for the day-to-day portfolio management of the Fund as of September 30, 2022:

Leslie Highley is the designated portfolio manager of the Fund (the “Portfolio Manager”). Mr. Highley manages several funds and portfolios. Mr. Highley is a Co-President of the registrant and Managing Director of UBS Trust Company of Puerto Rico. He has been Managing Director of UBS Trust Company of Puerto Rico since 2006; Executive Vice President of UBS Trust Company of Puerto Rico since 2005 and Senior Vice President of UBS Financial Services Incorporated of Puerto Rico since 1994 and of the Puerto Rico Residents Tax-Free Family of Funds since 1995; President of Dean Witter Puerto Rico, Inc.

(a)(2)    The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management as of September 30, 2022:

(i) Name of Portfolio Manager	Type of Accounts	(ii) Total Number of Accounts Managed	Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance
Leslie Highley	Registered Investment Companies	24	$1.73billion	—	$0
	Other Pooled Investment Vehicles	—	$0	—	$0
	Other Accounts	—	$0	—	$0

As described above, the Portfolio Manager does manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and the Portfolio Manager may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Investment Adviser has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Potential Material Conflicts of Interest.    Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, the Investment Adviser determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Investment Adviser may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations.    As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)    Compensation.    Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Salary. Base pay is determined based upon an analysis of the Portfolio Manager’s general performance, experience, and market levels of base pay for such position.

The Portfolio Manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of the Investment Adviser.

A portion of the Portfolio Manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by the Portfolio Manager’s supervisor taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with the Investment Adviser’s policies and procedures. The final factor influencing a portfolio manager’s cash bonus is the financial performance of the Investment Adviser based on its operating earnings.

Deferred Compensation. Certain key employees of the Investment Adviser, including certain portfolio managers, have received profits interests in the Investment Adviser which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the other accounts shown in the table above.

(a)(4)    The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Manager of the Fund as of September 30, 2022:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Leslie Highley	$10,001 - $50,000

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no repurchases by the Fund for the period from October 1, 2021 to September 30, 2022.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11.  Controls and Procedures.

(a)        The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act).

(b)        There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Although it has not done so, the Fund may also engage in securities lending, subject to procedures adopted by its Board of Directors.

Item 13.  Exhibits.

(a) (1)	Code of Ethics is filed herewith.

(a) (2)	The certifications required by Rule 30a-2(a) under the 1940 Act is filed herewith.

(a) (3)	Not applicable.

(a)(4)	Not applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TAX-FREE FIXED INCOME FUND II FOR PUERTO RICO RESIDENTS, INC.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	December 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	December 8, 2022

By:	/s/ William Rivera
William Rivera
First Vice President and Treasurer

Date:	December 8, 2022